The Annuity Contract
Issued by
Brighthouse Life Insurance Company

Brighthouse Shield® Level II 6-Year Annuity

Updating Summary Prospectus
April 27, 2026
An individual single premium deferred index-linked annuity contract
This Summary Prospectus summarizes key features of the Brighthouse Shield® Level II 6-Year Annuity contract (the “Contract” or “contract”), an individual single premium deferred index-linked annuity contract, issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF248?site=BHF1. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection. In return for downside protection, we may limit positive index gains for the Shield Options.
We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%. For Par Cap Rate Shield Options, the Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract, but the Participation Rate will not be less than 100%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals under the systematic withdrawal program. Withdrawals (including required minimum distributions (“RMDs”) and systematic withdrawals) and Surrenders may be subject to Withdrawal Charges, income taxes, and income tax penalties if taken before age 59½, and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. The Shield Option Fee will also be deducted when certain transactions (withdrawals (including RMDs and systematic withdrawals), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term End Date or during the
Transfer Period and will be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options or if you exercise the Performance Lock before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional about whether the Contract is appropriate for you.

BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. Additional general information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
In this summary prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any applicable Withdrawal Charges); and less (d) any Premium Tax or other taxes, if applicable.
Free Withdrawal Amount.    The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years. If you take a withdrawal of your Free Withdrawal Amounts on any day other than the Term End Date or during the Transfer Period, we will assess a Shield Option Fee.
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value.The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day in which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and Performance Lock.

Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any applicable Withdrawal Charge) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued.
Performance Lock.    A feature that allows you the option to lock in the Interim Value of a Shield Option and that is automatically included with your Contract on the Issue Date for no additional charge.
Performance Lock Value.     The value of a Shield Option after exercising Performance Lock. The Performance Lock Value is equal to the Interim Value at the end of the Business Day that you exercise Performance Lock, reduced by the dollar amount of any subsequent withdrawals (including any applicable Withdrawal Charges and Shield Option Fee deductions). The Performance Lock Value of a Shield Option with a Shield Option Fee will also be reduced by the Shield Option Fee amount on each subsequent Contract Anniversary and the Term End Date.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate and Rate Crediting Type. The Performance Rate represents a percentage that can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type. Either the Cap Rate, Step Rate, Step Rate Edge, or Participation Rate.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type. Certain Shield Options have both a Participation Rate and a Cap Rate (“Par Cap Rate Shield Options” and referred to as “Participation Rate Cap Rate Fee Shield Options” in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract). Par Cap Rate Shield Options have a Shield Option Fee and are not available for Contracts issued before April 27, 2026.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25. The Shield Rate does not protect you from a Shield Option Fee.
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period. The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date for the Fixed Account, during the Accumulation Period.
Withdrawal Charge.    A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract Year in excess of the Free Withdrawal Amount.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered your Contract.
On November 6, 2025, Brighthouse Financial, Inc. (“BHF”) and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and BLIC’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	Fees, Expenses and Adjustments	Location in the Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from the Contract within the first 6 full Contract Years after the Issue Date of your Contract, you may be assessed a Withdrawal
Charge of up to 7% of the amount withdrawn in excess of the Free Withdrawal
Amount, declining to 0% over that time period.
For example, if you make a withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Interim Value, taxes, or tax penalties.
If you exercise the Performance Lock or all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you exercise the Performance Lock, or if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End
Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term, and later withdraw the entire amount before the Term has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); (4)
Surrenders; and (5) Performance Lock. If you are allocated to a Shield Option with a Shield Option Fee, the Shield Option Fee will also be deducted from the Interim Value or Performance Lock Value when certain transactions
(withdrawals (including RMDs and systematic withdrawals), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term End Date or during the Transfer Period.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS INTERIM VALUE CALCULATION
Are There Transaction Charges?
Yes. In addition to the Withdrawal Charges and Interim Value calculation, you may also be charged for other transactions. Certain Shield Options have a
Shield Option Fee. If you are allocated to a Shield Option with a Shield Option
Fee and withdrawals (including RMDs and systematic withdrawals),
Surrenders, annuitization or the payment of the death benefit occur on any day other than the Term End Date or during the Transfer Period, the Shield
Option Fee amount is deducted at the time the amounts are withdrawn or removed from the Shield Option. If you make a full withdrawal from a Shield
Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is equal to the Shield
Option Fee multiplied by the Interim Value or Performance Lock Value at the
time of the withdrawal. If you make a partial withdrawal from a Shield Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is equal to the Shield Option
Fee multiplied by the portion of the withdrawal amount (includes any applicable Withdrawal Charges and Premium Tax and other taxes) taken from the Shield Option with a Shield Option Fee.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS

Fees, Expenses and Adjustments	Location in

the Prospectus

There is an implicit ongoing fee on the Shield Options to the extent that your participation in Index gains is limited by us through the use of certain Rate
Crediting Types (Cap Rate, Step Rate, and Step Rate Edge). This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Annual Fee	Minimum	Maximum
Base Contract	0%	1.25%[1]
[1] Because not all Shield Options have a fee, this is applicable only if you allocate to a Shield
Option with a Shield Option Fee. The Shield Option Fee will not change for the life of the Contract.
If you have not exercised Performance Lock, the Shield Option Fee amount is equal to the Shield
Option Fee multiplied by the Interim Value on each Contract Anniversary that is not the Term End
Date and the Investment Amount on the Term End Date (after applying the Performance Rate). If you have exercised Performance Lock, the Shield Option Fee amount is equal to the Shield Option
Fee multiplied by the Performance Lock Value on each Contract Anniversary that is not the Term
End Date and the Term End Date. The Shield Option Fee amount is calculated and deducted as of the close of the Business Day on each Contract Anniversary, including the Term End Date.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges and negative Interim Value calculations that substantially increase costs.

Lowest Annual Cost $0	Highest Annual Cost $1,312.50
Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●No Shield Option Fee ●No sales charges ●No additional transfers or withdrawals ●No Withdrawal Charges ●0% loss due to the Interim Value calculation	●Investment of $100,000 ●5% annual appreciation ●Shield Option Fee ●No sales charges ●No additional transfers or withdrawals ●No Withdrawal Charges ●0% loss due to the Interim Value calculation
Risks
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

●The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85%
for 15% downside protection; and 75% for 25% downside protection.
●We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside
protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT SHIELD RATES

Risks
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in Withdrawal Charges, taxes, and tax penalties. If you have not exercised the Performance Lock, amounts removed from a Shield Option or from the Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the Shield Option, as well as loss of positive Index Performance.
Withdrawals (including RMDs and systematic withdrawals) will reduce your
Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
If you have not exercised the Performance Lock, withdrawals from the Shield
Options during a Term will reduce the Investment Amount associated with the
Shield Option by the same proportion that the Interim Value of that Shield
Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased.
Reductions to the Investment Amount will reduce the Interim Value for that
Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining Investment Amount on the Term End
Date will be less than if you had not taken a withdrawal. If you have exercised the Performance Lock, a withdrawal will reduce the Performance Lock Value by the dollar amount of the withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account (if available), to or from the Shield Option(s), and from the Holding Account. If we have allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the
next Contract Anniversary. If you have not exercised the Performance Lock, transfers may be made, according to your instructions, only during the
Transfer Period following the Term End Date.
If you have exercised the Performance Lock for a multi-year Term, you may transfer the Performance Lock Value on any Contract Anniversary prior to the end of the Term and on the Term End Date. If you transfer the Performance
Lock Value on a Contract Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the
Performance Lock Value on the Term End Date, you may transfer all or a portion of your Performance Lock Value during the Transfer Period. Partial transfers of the Performance Lock Value are only permitted during the
Transfer Period at the end of the Term. See “TRANSFERS.”
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:

●The Investment Amount or Performance Lock Value allocated to the Shield
Option that has reached its Term End Date will automatically be renewed into the same Shield Option for a new Term, subject to the new Cap Rate,
Step Rate, Edge Rate, or Participation Rate, as applicable, declared for that
Term. The Performance Lock Value will no longer be locked for the new
Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount or Performance Lock Value in that Shield
Option will automatically be transferred to the Fixed Account, if available, at the Term End Date, subject to the new interest rate declared for that Fixed
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT TRANSFERS

Risks

Account Term. If the Fixed Account is not available, the Investment Amount will automatically be transferred into the Holding Account.
●If you do not provide transfer instructions during the Transfer Period following the Fixed Account Term End Date, any Fixed Account Value will remain in the Fixed Account for another Fixed Account Term, subject to the new interest rate declared for that Term. If the Fixed Account is no longer available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account.

What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risks of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should review the available Allocation Options before making an investment decision.
Certain Rate Crediting Types (Cap Rate, Step Rate, and Step Rate Edge), will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example:

●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
●Step Rate. If the Index Performance is 15%, and the Step Rate is 8%, we
will credit an 8% Performance Rate at the end of the Term.
●Edge Rate. If the Index Performance is 15%, the Edge Rate is 7%, and the
Shield Option has a Shield Rate of 10%, we will credit a 7% Performance
Rate at the end of the Term. If the Index Performance is -10%, we will also credit a 7% Performance Rate at the end of the Term.
Unlike the other Rate Crediting Types, the Participation Rate does not limit positive index returns. For example, a 15% Index Performance with a 110%
Participation Rate and uncapped Cap Rate, will result in a 16.5% Performance
Rate (the Index Performance multiplied by the Participation Rate, up to the
Cap Rate (uncapped in this example)) meaning that we will increase the
Investment Amount associated with the Shield Option by 16.5% at the end of the Term.
The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index
Performance is -25%, and you invest in a Shield Option with a 10% Shield
Rate, we will credit a -15% Performance Rate (the amount of negative Index
Performance that exceeds the Shield Rate) at the end of the Term.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDICES SHIELD RATES RATE CREDITING TYPES THE FIXED ACCOUNT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our appliable financial strength ratings, is available upon request by contacting us at (888) 243-1968.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Restrictions
Are There Restrictions on the Investment Options?
Yes.

●Limits on transfers.Transfers may only be made during the Accumulation
Period, and only to or from the Fixed Account, to or from the Shield
Option(s), and from the Holding Account.
○Transfers may not be made into the Holding Account.
○If you have not exercised the Performance Lock, transfers among the
Fixed Account and the Shield Options may only be made during the
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PURCHASE SHIELD OPTIONS

Restrictions

Transfer Period at the end of each Term.
○If you have exercised the Performance Lock, you may transfer on any
Contract Anniversary prior to the end of the Term and on the Term End
Date. If you transfer the Performance Lock Value on a Contract
Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the Performance
Lock Value on the Term End Date, you may transfer all or a portion of the
Performance Lock Value. Partial transfers of the Performance Lock Value prior to the Term End Date are not permitted.
○Transfers from the Holding Account may only be made on a Contract
Anniversary.
○The minimum transfer amount is $500.
●The availability of Allocation Options may vary depending on the selling firm or state through which your Contract is sold.
●We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
●We have the right to substitute a comparable index prior to the Term End
Date if any Index is discontinued or we determine that our use of such
Index should be discontinued because we are no longer licensed to use the
Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.
●We may change Cap Rates, Step Rates, Edge Rates, and Participation Rates
declared for the Shield Options from one Term to the next, subject to the minimum guaranteed rates.
●Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
●We may change the interest rate for the Fixed Account declared from one
Fixed Account Term to the next, subject to the Minimum Guaranteed
Interest rate applicable to any Contract, which will not be less than 1%.
●The Contract is a single premium product. Additional Purchase Payments will not be accepted.
ADDITION OR DISCONTINUANCE OF A SHIELD OPTION TRANSFERS THE FIXED ACCOUNT THE HOLDING ACCOUNT APPENDIX G APPENDIX H
Are There Any Restrictions on Contract Benefits?
Yes.

●Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
●All withdrawals (including RMDs and systematic withdrawals) will reduce the death benefit. Shield Option Fees will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase
Payment. Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
●The availability of Contract benefits may vary depending on the selling firm or state through which your Contract is sold.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT DEATH BENEFIT LIVING BENEFIT APPENDIX G APPENDIX H
Taxes
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT FEDERAL TAX CONSIDERATIONS
Conflicts of Interest
How are Financial	Your financial professional may receive compensation for selling this Contract	DISTRIBUTION OF

Conflicts of Interest
Professionals Compensated?
to you in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your financial professional to recommend this Contract over another investment for which the financial professional is not compensated or compensated less.
THE CONTRACTS
Should I Exchange My Contract?
If you already own an insurance contract, some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
THE ANNUITY CONTRACT – REPLACEMENT OF CONTRACTS

Appendix A
Investment Options Available Under The Contract
The following is a list of Shield Options currently available under the Contract. The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold. See Appendix H – Financial Intermediary Variations. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options, and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.brighthousefinancial.com/products/rates/. See “SHIELD OPTIONS,” “SHIELD RATES,” and “RATE CREDITING TYPES” sections in the prospectus for more information.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This Interim Value calculation may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” and the “WITHDRAWAL PROVISIONS” section in the prospectus for more information.
Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
S&P 500® Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Step Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Step Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
S&P 500® Index	Market Index	2 Year	15%	3%	Step Rate	n/a
S&P 500® Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
S&P 500® Index	Market Index	2 Year	10%	3%	Step Rate	n/a
S&P 500® Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
S&P 500® Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
S&P 500® Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
Russell 2000® Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Cap Rate	n/a

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
Russell 2000® Index	Market Index	1 Year	15%	2%	Step Rate	n/a
Russell 2000® Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Step Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
Russell 2000® Index	Market Index	2 Year	15%	3%	Step Rate	n/a
Russell 2000® Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
Russell 2000® Index	Market Index	2 Year	10%	3%	Step Rate	n/a
Russell 2000® Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
Russell 2000® Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
Russell 2000® Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Step Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Step Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
MSCI EAFE Index	Market Index	2 Year	15%	3%	Step Rate	n/a
MSCI EAFE Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
MSCI EAFE Index	Market Index	2 Year	10%	3%	Step Rate	n/a
MSCI EAFE Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
MSCI EAFE Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
MSCI EAFE Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate	n/a

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	1 Year	25%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	3 Year	15%	6%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	3 Year	10%	6%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
* Par Cap Rate Shield Options are not available for Contracts issued before April 27, 2026.

We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract, but the Participation Rate will not be less than 100%.
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT” section in the prospectus and Appendix E in the prospectus for information regarding the Fixed Account.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2 The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in the Fixed Account Rider attached to your Contract and applies only to amounts in the Fixed Account.

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The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF248?site=BHF1.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000256662